RESTRICTED CASH AND SHORT-TERM DEPOSITS	12 Months Ended
Dec. 31, 2016
Restricted Cash and Investments [Abstract]
RESTRICTED CASH AND SHORT-TERM RECEIVABLES

20.	RESTRICTED CASH AND SHORT-TERM DEPOSITS

Our restricted cash and short-term deposits balances are as follows:

(in thousands of $)	2016	2015
Restricted cash relating to the total return equity swap (see note 30) (i)	70,016	92,752
Restricted cash in relation to the Hilli (ii)	231,947	280,000
Restricted cash and short-term deposits held by lessor VIEs (see note 4) (iii)	69,853	35,450
Restricted cash relating to the Golar Bear, Golar Crystal and Golar Frost (iv)	43,656	—
Restricted cash relating to office lease	388	361
Total restricted cash	415,860	408,563
Less: Amounts included in current restricted cash and short-term deposits	183,525	228,202
Long-term restricted cash	232,335	180,361

(i) Restricted cash relating to the share repurchase forward swap refers to the collateral required by the bank with whom we entered into a total return equity swap requiring a collateral of 20% of the total purchase price and subsequently adjusted with reference to the Company's share price.

(ii) In November 2015, in connection with the issuance of a $400 million letter of credit by a financial institution to our project partner involved in the Hilli FLNG project, we posted an initial cash collateral sum of $305 million to support the performance guarantee. Of this amount, pursuant to progression with the syndication process, $25 million was released to us in December 2015 as free cash. Accordingly, as of December 31, 2015, the restricted cash balance amounted to $280 million. During the year ended December 31, 2016, pursuant to further progression with the syndication process, an additional $48 million was released to us as free cash. Accordingly, as of December 31, 2016, the restricted cash balance amounted to $232 million.

Under the provisions of the $400 million letter of credit, the terms allow for a stepped reduction in the value of the guarantee over time and thus conversely a reduction in the cash collateral requirements. After one year of full production, following conversion and commissioning, the cash collateral requirements will reduce to $112.5 million in 2018 and again to $45 million potentially in 2019 after the second year of full production. Following such conditions, the full amount of the Hilli restricted cash is presented as long-term restricted cash as of December 31, 2016.

In November 2016, after certain conditions precedent were satisfied by the Company, the letter of credit required in accordance with the signed Perenco Tolling Agreement was re-issued and will now expire on December 31, 2017. The letter of credit will automatically extend, on an annual basis, until the tenth anniversary of the acceptance date of the Hilli by the charterer, unless the bank should exercise its option to exit from this arrangement prior to the annual renewal date.

(iii) These are amounts held by lessor VIE entities that we are required to consolidate under US GAAP into our financial statements as VIEs (see note 4).

(iv) Restricted cash relating to the Golar Bear, Golar Crystal and Golar Frost refers to cash deposits required in connection with the financial covenant compliance related to the financing of these vessels (see note 25). The covenant requires that on the second anniversary of drawdown under the facility, where we fall below a prescribed EBITDA to debt service ratio, additional cash deposits with the financial institution are required to be made or maintained.

Restricted cash does not include minimum consolidated cash balances of $50.0 million (see note 25) required to be maintained as part of the financial covenants for our loan facilities, as these amounts are included in "Cash and cash equivalents".